UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

     Filed by the Registrant [X]
     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [X] Preliminary Proxy Statement
     [ ] Confidential, for Use of the Commission Only (as permitted by Rule
         14a-6(e)(2))
     [ ] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12


                              ATC HEALTHCARE, INC.
                         ------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
  [X] No fee required.
  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and
      0-11.

       (1) Title of each class of securities to which transaction applies:

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       (2) Aggregate number of securities to which transaction applies:

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       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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         (4) Proposed maximum aggregate value of transaction:

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         (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed

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

                              ATC HEALTHCARE, INC.
                               1983 MARCUS AVENUE
                          LAKE SUCCESS, NEW YORK 11042

                             -----------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON AUGUST 24, 2007

                            -------------------------


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of ATC Healthcare, Inc., a Delaware corporation (the "Company"), will be held at the Company's Headquarters, 1983 Marcus Avenue, Suite E-122, Lake Success, New York on Friday, August 24, 2007 at 10:00 a.m. (New York Time) for the following purposes:

         1) To elect two Class B Directors to serve for a three-year term and until their successors are elected and qualify;

         2) To vote for a proposal to approve two private sales of shares of our Class A Common Stock and 6% Convertible Series C Preferred Stock; and

         3) To transact such other business as may properly come before the meeting or any adjournment thereof.

         Only stockholders of record at the close of business on June 25, 2007 are entitled to notice of and to vote at the meeting.

                               By Order of the Board of Directors,
                               /s/ David Savitsky

                               -------------------
                               David Savitsky
                               Secretary

June 28, 2007

IMPORTANT:     Whether or not you plan to attend the meeting in person, it is important that your shares be represented and voted at the meeting. Accordingly, after reading the enclosed Proxy Statement, you are urged to SIGN, DATE and RETURN the enclosed proxy in the envelope provided which requires no postage if mailed in the United States.

                              ATC HEALTHCARE, INC.
                               1983 MARCUS AVENUE
                          LAKE SUCCESS, NEW YORK 11042

                                   -----------

             PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON AUGUST 24, 2007

                                   -----------

         This Proxy Statement and the accompanying proxy are being mailed to stockholders of ATC Healthcare, Inc. (the "Company") in connection with the solicitation of proxies by the Company's Board of Directors (the "Board of Directors") for use at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at the Company's Headquarters, 1983 Marcus Avenue, Suite E-122, Lake Success, New York on Friday, August 24, 2007 at 10:00 am and any adjournment thereof. A copy of the notice of meeting accompanies this Proxy Statement. The first date on which this Proxy Statement and accompanying proxy are being sent to stockholders is on or about July 2, 2007.

                             SOLICITATION OF PROXIES

         All shares represented by proxies received pursuant to this solicitation will be voted as instructed. If you sign your proxy card and no instructions are given, the persons named in the accompanying proxy intend to vote (i) for the nominees named herein as Class B Directors of the Company, and
(ii) for approval of two private sales of shares of our Class A Common Stock and 6% Convertible Series C Preferred Stock.

         Stockholders who execute proxies may revoke them by delivering subsequently dated proxies or by giving written notice of revocation to the Secretary of the Company at any time before such proxies are voted. No proxy will be voted for a stockholder who attends the meeting and gives notice to the Secretary before the meeting starts that he or she elects to vote in person.

         The Board of Directors does not know of any matter other than the two matters set forth herein that are expected to be presented for consideration at the meeting. However, if other matters properly come before the meeting, the persons named in the accompanying proxy intend to vote thereon in accordance with their best judgment.

         A copy of the Annual Report of the Company containing financial statements for the fiscal year ended February 28, 2007, is included herewith, but is not to be considered part of the proxy soliciting materials. The Company's principal executive offices are located at 1983 Marcus Avenue, Lake Success, New York 11042.

                   RECORD DATE, OUTSTANDING VOTING SECURITIES,
                         VOTING RIGHTS AND VOTE REQUIRED

         Only stockholders of record at the close of business on June 25, 2007 (the "Record Date"), will be entitled to notice of, and to vote at, the meeting and any adjournment thereof. As of the Record Date, the Company's outstanding voting securities were as follows: (a) [_______] shares of the Company's Class A Common Stock, $.01 par value per share (the "Class A Common Stock"), (b) [_______] shares of the Company's Class B Common Stock, $.01 par value per share (the "Class B Common Stock," and collectively with the Class A Common Stock, the "Common Stock"), (c) 2,000 shares of the Company's 7% Convertible Series A Preferred Stock, $1.00 par value per share (the "Series A Preferred Stock"), which are convertible into 1,280,378 shares of Class A Common Stock, and (d) 532 shares of the Company's 6% Convertible Series C Preferred Stock, $1.00 par value per share (the "Series C Preferred Stock"), which are convertible into 2,660,931 shares of Class A Common Stock. Each holder of record of Class B Common Stock is entitled to cast ten votes for each share of Class B Common Stock held by that holder. Thus, the total number of votes that could be cast at the meeting is [__________]. As of the Record Date, the Class A Common Stock was held of record by approximately [____] holders, the Class B Common Stock was held of record by approximately [____] holders, the Series A Preferred Stock was held of record by four holders, and the Series C Preferred Stock was held of record by one holder. In the case of the Class A Common Stock, holders include brokerage firms holding stock in "street name" and other nominees.

         Each holder of record of Class A Common Stock is entitled to cast one vote for each share of Class A Common Stock held by such holder. Each holder of record of Class B Common Stock is entitled to cast ten votes (except in certain circumstances which are inapplicable to the election of directors and to the proposed amendment to the Restated Certificate of Incorporation) for each share of Class B Common Stock held by such holder. Each holder of Series A and Series C Preferred Stock is entitled to cast one vote per share of Class A Common Stock that may be received upon conversion of the holder's shares of Series A and Series C Preferred Stock into Class A Common Stock. Holders of shares of Series A and Series C Preferred Stock are entitled to vote with the holders of Common Stock as one class on all matters submitted to our stockholders.

         The Company's By-Laws provide that the presence in person or by proxy of the greater of (i) the holders of a majority of the votes of the shares of stock entitled to vote at the meeting or (ii) 33-1/3% of the shares of stock entitled to vote at the meeting, shall constitute a quorum. The affirmative vote of the holders of a majority of the votes of all of the shares of Class A and Class B Common Stock and Series A and Series C Preferred Stock (voting on an as-converted basis), voting together as one class, represented at the meeting in person or by proxy, is needed for the election of the nominees for Class A Director and for the approval of two private sales of shares of our Class A Common Stock and Series C Preferred Stock. No votes of the holder of our Series C Preferred Stock may be counted toward the approval of those two private sales.

         As of the Record Date, [3,199,514] shares of Class A Common Stock, no shares of Class B Common Stock, 1,800 shares of Series A Preferred Stock, which are convertible into 1,172,662 shares of Class A Common Stock, and no shares of Series C Preferred Stock were held by the executive officers and directors of the Company. The executive officers and directors control approximately [7.57]% of the votes entitled to be cast at the annual meeting by holders of Common Stock and Preferred Stock voting as one class. The executive officers and directors of the Company intend to vote their shares for the election of the nominees for Class B Director and in favor of the proposal to approve two private sales of shares of our Class A Common Stock and Series C Preferred Stock.

         For purposes of the election of directors, and of the approval of the two private sales of our shares, abstentions and "broker nonvotes" will not be counted as votes cast and will have no effect on the result of the vote, although they will count toward establishing the presence of a quorum. If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters. There is a box on the proxy card to vote for or to withhold authority to vote for the nominees for Class B Director. There is also a box on the proxy card to vote for, against, or to abstain on, the proposal for approval of two private sales of shares of our Class A Common Stock and Series C Preferred Stock.

                   PROPOSAL 1 - ELECTION OF CLASS B DIRECTORS

         The Board of Directors is divided into three classes. One class is elected each year to hold office for a three-year term and until their successors are elected and qualified. Class B is the class whose term will expire at the Annual Meeting. This class consists of two directors, Bernard J. Firestone and Martin Schiller, who are the nominees of the Board of Directors. The nominees for Class B Director, if elected by a majority of the votes cast at the Annual Meeting, will serve until the 2010 Annual Meeting and until their successors are elected and qualified. Unless otherwise instructed by the stockholders, it is the intention of the holders of the proxies that the shares represented by the proxies in the accompanying form will be voted for such nominees. If the nominees should become unavailable to serve as a Director for any reason, which the Board of Directors does not presently anticipate, the holders of the proxies will vote for any substitute nominee who may be selected by the Board of Directors prior to or at the meeting or the Board of Directors may elect to fill the vacancy at a later date after selecting an appropriate nominee.

         In addition to the Class B Directors, the Board of Directors consists of three other directors. David Savitsky and Jonathan J.Halpert are Class A directors whose terms will expire at the 2009 Annual Meeting, provided their successors are elected and qualify. Stephen Savitsky is the Class C Director whose term will expire at the 2008 Annual Meeting, provided his successor is elected and qualifies.

         The Company's By-Laws require that notice of nomination of persons for election to the Board of Directors, other than those made by the Board of Directors, must be submitted in writing to the Secretary of the Company not less than thirty nor more than sixty days prior to the Annual Meeting. The notice must set forth certain information concerning the nominees and the stockholders making the nominations. Also, within the same period, the Secretary of the Company must receive the nominee's written consent to being a nominee and a statement of intention to serve as a director, if elected.

         Each nominee for Class B Director named in this Proxy Statement has provided the Company with a written consent to being a nominee and a statement of intention to serve as a director, if elected.

Required Affirmative Vote

         The election of the Class B Directors requires the affirmative vote of the holders of a majority of the votes of all of the shares of Class A and Class B Common Stock and Series A and Series C Preferred Stock (voting on an as-converted basis), voting together as one class, present at the meeting in person or by proxy and entitled to vote thereon.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE LISTED NOMINEES, BERNARD J. FIRESTONE AND MARTIN SCHILLER.

             PROPOSAL 2 - APPROVE TWO PRIVATE SALES OF SHARES OF OUR
               CLASS A COMMON STOCK AND SERIES C PREFERRED STOCK

May 31, 2006 Transaction

         On May 31, 2006, following approval of our Board of Directors, the Company sold to Roaring Fork Capital SBIC L.P., Greenwood Village, Colorado ("Roaring Fork"), 500 shares of our Series C Preferred Stock at $2,000.70 per share for approximately $1.0 million. Following a January 16, 2007 amendment, shares of Series C Preferred Stock are convertible into shares of Class A Common Stock at $0.40 per share of Common Stock. Roaring Fork's 500 shares of Series C Preferred Stock are convertible into 2,500,875 Class A Common shares. As part of that purchase, as amended, Roaring Fork also received warrants to purchase 741,000 shares of Class A Common Stock at $0.45 per share over a five-year period. Under the warrants, subject to standard exceptions and other adjustment provisions, if the Company later sells shares of our Class A Common Stock at less than $0.45 per share, the per share warrant exercise price will be adjusted pursuant to a broad-based weighted average formula. Any change in the exercise price does not affect the number of shares that can be purchased under the warrants.

         Dividends are payable on shares of Series C Preferred Stock at the annual rate of 6% of the issuance price of $2,000.70 per share in shares of Series C Preferred Stock, but not in cash. Accrued dividends are payable twice annually, on June 10 and December 10 of each year. The first two payments were made on December 10, 2006 and June 10, 2007. The annual dividend payable to Roaring Fork on its 500 shares of Series C Preferred Stock on the basis of conversion of those shares into 2,500,875 Class A Common shares is equal to 160,056 shares of Class A Common Stock. None of Roaring Fork's Series C Preferred Shares have been converted into Class A Common shares and none of its warrants have been exercised.

         As of May 31, 2006, the closing price of Class A Common Stock on the American Stock Exchange was $0.39 per share. The book value of a share of Class A Common Stock was less than its market price as of that date.

         The Company used most of the net proceeds of the sale of the Series C Preferred Shares to purchase, on June 12, 2006, the assets of Critical Nursing Services, Inc., a provider of per diem and travel nursing in the Arizona market. The balance of the net proceeds was used by the Company for general working capital purposes.

January 16, 2007 Transaction

         On January 16, 2007, after approval of our Board of Directors, the Company sold to Roaring Fork, for $600,000, 2,000,000 shares of our Class A Common Stock at $0.30 per share, together with warrants to acquire 1,000,000 shares at $0.45 per share over a five-year period. Under the warrants, subject to standard exceptions and other adjustment provisions, if the Company later sells shares of our Class A Common Stock at less than $0.30 per share, the per share warrant exercise price will be adjusted pursuant to a broad-based weighted average formula. Any change in the exercise price does not affect the number of shares that can be purchased under the warrants. None of the warrants have been exercised.

         As of January 16, 2007, the closing price of a share of Class A Common Stock on the American Stock Exchange was $0.32. The book value of a share of Class A Common Stock was less than its market price as of that date. Just prior to the sale on January 16, 2007, there were 39,476,502 Class A Common shares issued and outstanding.

         The Company used the net proceeds of the sale of the Class A Common shares to retire outstanding obligations to new licensees and to satisfy payables.

Amex Additional Listing Application

         On February 28, 2007, the Company submitted an Additional Listing Application to the American Stock Exchange to list for trading on the Exchange the shares of our Class A Common Stock that we had already issued, and that we may issue in the future, to Roaring Fork. The Exchange approved our Application on March 5, 2007. As part of its approval, the Exchange instructed us to obtain shareholder approval before issuing to Roaring Fork more than 19.9% of our Class A Common shares issued and outstanding as of the date of the January transaction at a price less than the greater of the book value of a share of our Class A Common Stock or its market price. In so doing, the Exchange relied on the requirements of Sections 713(a) and 713(b) of the Amex Company Guide.

         Although we have not yet issued shares to Roaring Fork in excess of the 19.9% limit in the Exchange's approval, it is possible that we may do so in the future as dividends are paid and if Roaring Fork should exercise its warrants. Our Board of Directors has therefore decided to seek shareholder approval of our transactions with Roaring Fork at this time.

Required Affirmative Vote

         The approval of our private sales of shares of our Class A Common Stock and Series C Preferred Stock to Roaring Fork requires the affirmative vote of the holders of a majority of the votes of all of the shares of Class A and Class B Common Stock and Series A and Series C Preferred Stock (voting on an as-converted basis), voting together as one class, present at the meeting in person or by proxy and entitled to vote thereon. No votes of Roaring Fork may be counted toward the approval of this proposal.

              THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL
                OF OUR PRIVATE SALES TO ROARING FORK OF SHARES OF
             OUR CLASS A COMMON STOCK AND SERIES C PREFERRED STOCK.

                 DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

         The following table sets forth as to the nominees for election (shown by an asterisk), each other director and each executive officer: (1) such person's name; (2) the year in which such person was first elected (or designated) a director of the Company; (3) biographical information for the last five years; (4) certain other directorships, if any, held by such person; and
(5) such person's age.

------------------------------- ------------ -------------- -----------------------------------------------------
             Name                   Age       First Year                     Background
                                               Elected
                                              as Director
------------------------------- ------------ -------------- -----------------------------------------------------
      Stephen Savitsky              61           1983       A founder of the Company, Mr. Savitsky has served
                                                            as Chairman of the Board and a Director of the
                                                            Company since 1983 (and of its predecessor from
                                                            1978 to 1983), Chief Executive Officer from 1978 to
                                                            November 2001 and as President of the Company from
                                                            November 1991 through November 1998 and since
                                                            November 2002.  Mr. Savitsky had also served as the
                                                            Chief Executive Officer of Tender Loving Care
                                                            Healthcare Services, Inc., a national provider of
                                                            home health care services from October 1999 through
                                                            September 2002 and was a director from October 1999
                                                            through November 2001.  Mr. Savitsky is the brother
                                                            of David Savitsky.
------------------------------- ------------ -------------- -----------------------------------------------------




------------------------------- ------------ -------------- -----------------------------------------------------
    David Savitsky                  59           1983       A founder of the Company, Mr. Savitsky has served
                                                            as President from December 1998 through November
                                                            2002, Chief Executive Officer since November 2001
                                                            and as a Director of the Company since 1983. In
                                                            addition, Mr. Savitsky served as Executive Vice
                                                            President of the Company from December 1987 through
                                                            November 1998 and as Chief Operating Officer of the
                                                            Company from April 1991 through November 1998. Mr.
                                                            Savitsky has also served as Vice Chairman,
                                                            Government Relations of Tender Loving Care
                                                            Healthcare Services from October 1999 through
                                                            November 2002 and was a director from October 1999
                                                            through November 2001.  Mr. Savitsky is the brother
                                                            of Stephen Savitsky.

------------------------------- ------------ -------------- -----------------------------------------------------


------------------------------- ------------ -------------- -----------------------------------------------------
  Jonathan J. Halpert, Ph.D         62           1983       The Board of Directors elected Dr. Halpert a
                                                            Director in August 1987. He previously served as a
                                                            Director of the Company from May 1983 until he
                                                            resigned from the Board in February 1985. Dr.
                                                            Halpert is a consultant in the area of
                                                            deinstitutionalization of the mentally retarded and
                                                            Chief Executive Officer of the Camelot Education
                                                            Center.
------------------------------- ------------ -------------- -----------------------------------------------------
 *Bernard J. Firestone, Ph.D        57           1987       The Board of Directors first elected Dr. Firestone
                                                            a Director in August 1987.  He is the dean of the
                                                            College of Liberal Arts and Sciences and professor
                                                            of political science at Hofstra University, where
                                                            he has been teaching for 23 years.

------------------------------- ------------ -------------- -----------------------------------------------------
      *Martin Schiller              70           2004       Mr. Schiller was appointed to the Board of
                                                            Directors in March 2004 to the position vacated by
                                                            Donald Meyers.  Mr. Schiller has been the Chief
                                                            Financial Officer of National Equipment
                                                            Corporation, a privately held company, since 1969.

------------------------------- ------------ -------------- -----------------------------------------------------

                           DIRECTOR COMPENSATION TABLE

         The following table sets forth information regarding the compensation of our nonemployee directors for fiscal year 2007. Mr. David Savitsky, who is our Chief Executive Officer, and Stephen Savitsky, who is our Chairman of the Board and President, do not receive any additional compensation for their services as directors.

                         Fees Earned    Stock Awards  Option Awards     Total
        Name                ($)             ($)            ($)           ($)
----------------------  -------------   ------------  -------------  -----------

Bernard J. Firestone       10,000           -0-            -0-          10,000

Jonathan J. Halpert        10,000           -0-            -0-          10,000

Martin Schiller            10,000           -0-            -0-          10,000


                              DIRECTOR INDEPENDENCE

         The Board of Directors has determined that all of the Company's directors have met the independence standards of the American Stock Exchange, with the exception of David Savitsky, who is our Chief Executive Officer, and Stephen Savitsky, who is our Chairman of the Board and President. During the Board's annual review of director independence, the Board considered transactions, relationships, and arrangements between each director, or an immediate family member of the director, on the one hand, and the Company and the Company's senior management, on the other hand.

                  OWNERSHIP OF SECURITIES BY CERTAIN BENEFICIAL
                         OWNERS, DIRECTORS AND OFFICERS

         The following tables set forth information as of the Record Date with respect to the beneficial ownership of the Company's Class A and Class B Common Stock and Series A and Series C Preferred Stock, by (i) each person known by the Company to beneficially own more than 5% of any class of voting securities of the Company, (ii) each nominee for election as, or person currently serving as, a director of the Company, (iii) the Company's Chief Executive Officer and the other executive officers and former executive officers of the Company whose annual salary and bonus exceed $100,000 (the "Named Executive Officers"), and
(iv) all directors and Named Executive Officers of the Company as a group.

Class A Common Stock

         The calculation of the percentages of our Class A Common Stock beneficially owned as of the Record Date is based on [_________] shares issued and outstanding as of that date, plus the following numbers of shares of Class A Common Stock that may be received by the holders of the other classes of our

Common and Preferred Stock upon conversion of their shares into shares of Class A Common Stock, for which the holders of those shares are entitled to vote with the holders of Class A Common Stock as a single class on all matters submitted to our stockholders, and plus the following number of shares of Class A Common Stock covered by outstanding options: (i) 186,998 shares of Class A Common Stock receivable by holders of Class B Common Stock; (ii) 1,172,662 shares of Class A Common Stock receivable by holders of Series A Preferred Stock; (iv) 2,660,931 shares of Class A Common Stock receivable by holders of Series C Preferred Stock; and (v) [830,000] shares of Class A Common Stock under employee stock options.

   -----------------------------------------------------------------------------
                               CLASS A COMMON STOCK
   -----------------------------------------------------------------------------
   BENEFICIAL OWNER (1)               NUMBER OF SHARES (2)  PERCENTAGE OF CLASS
   ---------------------------------- --------------------- --------------------
   Stephen Savitsky(3)                [2,990,234] (4,5)     [6.94]%
   ---------------------------------- --------------------- --------------------
   David Savitsky(3)                  [2,621,623] (6,7)     [6.08]%
   ---------------------------------- --------------------- --------------------
   Bernard J. Firestone(3)            0                     0%
   ---------------------------------- --------------------- --------------------
   Jonathan J. Halpert(3)             0                     0%
   ---------------------------------- --------------------- --------------------
   Martin Schiller(3)                 0                     0%
   ---------------------------------- --------------------- --------------------
   [_______] (3)                      0                     0%
   ---------------------------------- --------------------- --------------------
   All Named Executive Officers and   [5,645,857] (8)       [13.1]%
   Directors as a Group (6 persons)
   ---------------------------------- --------------------- --------------------
   Roaring Fork Capital SBIC L.P.     6,375,866(9)          [____]%
   8400 East Prentice Avenue
   Suite 745
   Greenwood Village, CO  80111
   ---------------------------------- --------------------- --------------------
   Enable Growth Partners LP          3,683,333(10)         [____]%
   One Ferry Building, Suite 255
   San Francisco, CA  94111
   ---------------------------------- --------------------- --------------------

(1) "Beneficial ownership" is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended. In general, a person is treated as the "beneficial owner" of stock under Rule 13d-3 if such person has (or shares)
(i) either investment power or voting power over such stock (which may be by means of a contract, arrangement, understanding, relationship or otherwise), or
(ii) the right to acquire such stock within 60 days, including by means of the exercise of an option or the conversion of a convertible security. Each beneficial owner's percentage of class is determined by assuming that options or conversion rights which are held by such person (but not those held by any other person), and which are exercisable within 60 days of the date of this table, have been exercised. Except as indicated in the footnotes that follow, shares listed in the table are held with sole voting and investment power.

(2) Does not include the following shares. First, does not reflect any of the 4,050 shares of the Company's 5% Convertible Series B Preferred Stock because those shares generally do not have any voting rights. Those shares are held by three holders in equal amounts and are convertible into 9,121,500 shares of Class A Common Stock. Please refer to the section of this Proxy Statement entitled "Certain Transactions" for a description of the transaction which gave rise to the issuance of the Company's 5% Convertible Series B Preferred Stock. Second, does not include 845,851 shares of Class A Common Stock subject to warrants held by parties not named in the table and exercisable at $0.60 per share, which price is well above the current market price for Class A Common shares.

(3) The address of each of these persons is c/o ATC Healthcare, Inc., 1983 Marcus Avenue, Lake Success, New York 11042. Each of these persons has sole power with respect to the voting and investment of the shares which he owns.

(4) Includes options to purchase [398,500] shares of Class A Common Stock pursuant to various Company stock option plans which are exercisable within 60 days of the Record Date. Includes 495,852 shares of Class A Common stock held by Stephen Savitsky's wife as to which Mr. Savitsky disclaims beneficial ownership. Does not include any shares of Class A Common Stock issuable to his wife upon conversion of the $1.5 million convertible subordinated note issued to her by the Company on December 15, 200, nor issuable to her upon exercise of the five-year warrant for 350,000 shares granted to her in January 2007 in connection with the amendment of that note at that time. (See the description of that transaction below in "Certain Transactions".) Mr. Savitsky disclaims beneficial ownership of these shares. Includes 6,395 shares of Class A Common Stock purchased through the Company's employee stock purchase plan.

(5) Includes 240,000 shares of Class A Common Stock held by Stephen Savitsky's adult children. Mr. Savitsky also disclaims beneficial ownership of these shares.

(6) Includes options to purchase[ 398,500] shares of Class A Common Stock pursuant to various Company stock option plans which are exercisable within 60 days of the Record Date. Includes 471,691 shares of Class A Common Stock held by David Savitsky's wife. Mr. Savitsky disclaims beneficial ownership of these shares. Includes 25,436 shares of Class A Common Stock purchased through the Company's employee stock purchase plan.

(7) Includes 273,800 shares of Class A Common Stock held by Mr. Savitsky's wife as trustee for the benefit of their three children and 135,000 shares of Class A Common Stock held directly by one of Mr. Savitsky's children. Mr. Savitsky disclaims beneficial ownership of these shares.

(8) Includes options to purchase [830,000] shares of Class A Common Stock pursuant to various Company stock option plans, which are exercisable within 60 days of the Record Date.

(9) Includes 2,660,931 shares of Class A Common Stock into which Roaring Fork's shares of Series C Preferred Stock are convertible, but does not include 2,167,351 shares of Class A Common Stock subject to warrants held by Roaring Fork exercisable at $0.45 per share, which price is well above the current market price of Class A Common shares.

(10) Does not include 1,841,667 shares of Class A Common Stock subject to warrants held by Enable Growth Partners LP exercisable at $0.45 per share, which price is well above the current market price of Class A Common shares.

Class B Common Stock

         None of the Named Executive Officers or Directors of the Company beneficially owns any of the Company's Class B Common Stock. No person is known by the Company to beneficially own more than 5% of the Company's Class B Common Stock

Series A Preferred Stock

         Except for Stephen Savitsky and David Savitsky, none of the Named Executive Officers or Directors of the Company beneficially owns any of the Company's Series A Preferred Stock.


--------------------------------------------------------------------------------
                            SERIES A PREFERRED STOCK
--------------------------------------------------------------------------------
          BENEFICIAL OWNER            NUMBER OF SHARES    PERCENTAGE OF CLASS
------------------------------------ ------------------- -----------------------
Stephen Savitsky (3)                         900(1)                45%
------------------------------------ ------------------- -----------------------
David Savitsky (3)                           900(2)                45%
------------------------------------ ------------------- -----------------------
All Named Executive Officers                 1,800                 90%
and Directors as a Group
(6 Persons)
------------------------------------ ------------------- -----------------------

(1) Includes 900 shares of Series A Preferred Stock, which are convertible into 586,331 shares of Class A Common Stock held by Mr. Stephen Savitsky's wife. Mr. Savitsky disclaims beneficial ownership of these shares.

(2) Includes 900 shares of Series A Preferred Stock, which are convertible into 586,331 shares of Class A Common Stock held by Mr. David Savitsky's wife. Mr. Savitsky disclaims beneficial ownership of these shares.

(3) The address of each of these persons is ATC Healthcare, Inc., 1983 Marcus Avenue, Lake Success, New York 11042

Series C Preferred Stock

         None of the Named Executive Officers or Directors of the Company beneficially owns any of the Company's Series C Preferred Stock.

--------------------------------------------------------------------------------
                            SERIES C PREFERRED STOCK
--------------------------------------------------------------------------------
       BENEFICIAL OWNER            NUMBER OF SHARES      PERCENTAGE OF CLASS
-------------------------------- --------------------- ------------------------
Roaring Fork Capital SBIC L.P.            532                   100%
8400 East Prentice Avenue
Suite 745
Greenwood Village, CO  80111
-------------------------------- --------------------- ------------------------

                       OPERATION OF THE BOARD OF DIRECTORS

         The Board of Directors is responsible for the overall affairs of the Company. To assist it in carrying out its duties, certain authority has been delegated to standing committees of the Board. A majority of the Board is "independent" as defined in the rules of the American Stock Exchange. The Board has adopted a code of ethics, which applies to all of our employees, including our executive officers.

         Each director who is not an officer or employee of the Company receives a fee of $10,000 per annum for service on the Company's Board of Directors. Directors who are officers or employees of the Company receive no fees for service on the Board.

         The Board of Directors held seven meetings and acted by written consent three times during the fiscal year ended February 28, 2007. All of the directors attended at least 75% of the meetings of the Board and applicable committees during the fiscal year ended February 28, 2007.

         The Board has adopted a policy of requesting the directors to attend the annual meeting of stockholders, if practicable. All of the directors who were then serving attended last year's meeting.

         The Board of Directors does not maintain a separate nominating committee because it believes that the small size of the Board makes it important that each member of the Board be involved in the process of nominating new directors. With a small Board, good personal relationships among the Board members are vital if the Board is to operate properly. The Board evaluates all proposed nominees for election as a director, whether the proposal comes from a stockholder or from management, using the same criteria. Those criteria include, among other things, a familiarity with financial statements, knowledge of the Company's industry or a similar or related industry, ability to work effectively with others and an ability to devote sufficient time to the responsibilities of the being a director. All Board members must be able to read and understand financial statements. In addition, the Board, from time to time, looks for potential Board members with specific skills or experience.

                             COMMITTEES OF THE BOARD

         The Executive Committee, the Audit Committee and the Compensation and Stock Option Committee are the only standing committees of the Board of Directors. Membership is as follows:

------------------------ ---------------------------- --------------------------
                                                           COMPENSATION AND
      EXECUTIVE                     AUDIT                    STOCK OPTION

------------------------ ---------------------------- --------------------------
   Stephen Savitsky          Bernard J. Firestone        Bernard J. Firestone
    David Savitsky           Jonathan J. Halpert         Jonathan J. Halpert
                               Martin Schiller
------------------------ ---------------------------- --------------------------

Executive Committee

         The Executive Committee is authorized to exercise all powers of the Board when the Board is not in session, except as to matters upon which action by the Board itself is required.

Audit Committee

         The Audit Committee generally assists the Board with respect to accounting, auditing and reporting practices. The Audit Committee meets with management before all earnings releases. The Audit Committee also meets with the Company's independent auditors to discuss any issues regarding the fair presentation of the Company's financial statements. The Board of Directors has adopted a revised Audit Committee Charter, which the Board believes meets the needs of the Company, the rules of the SEC and the American Stock Exchange, and the requirements of the Sarbanes-Oxley Act of 2002. The Board, in its business judgment, has determined that all of the members of the Audit Committee are "independent," as defined in the rules of the American Stock Exchange. The Board has determined that each member of the Audit Committee is financially literate and that Martin Schiller is qualified as the audit committee financial expert, as defined in the rules of the Securities and Exchange Commission.

         The Audit Committee is responsible for the oversight and evaluation of:

               o    the hiring of the Company's independent auditors;

               o the qualification, independence and performance of the Company's independent auditors;

               o the approval of all audit and non-audit services provided to the Company; and

               o oversees compliance with the Company's policies for conducting business, including ethical business standards.

         The Audit Committee has formal policies and procedures in place with regard to the approval of all professional services provided to the Company by an accounting firm, whether they are audit or non-audit services.

Compensation and Stock Option Committee

         The Compensation and Stock Option Committee determines the cash and incentive compensation, if any, to be paid to the Company's executive officers and other key employees, including the Named Executive Officers. In addition, it administers the 1993 Stock Option Plan, 1994 Performance-Based Stock Option Plan, the 1998 Stock Option Plan, the 1998 Employee Stock Purchase Plan, which was frozen in 2005, and the 2000 Stock Option Plan. The Board has determined that each member of the committee is "independent" within the meaning of the rules of the American Stock Exchange.

         The Executive Committee held numerous meetings throughout the year, the Audit Committee held [five] meetings, and the Compensation and Stock Option Committee held [two] meetings during the fiscal year ended February 28, 2006.

                             AUDIT COMMITTEE REPORT

         As more fully described in its Charter, the Audit Committee oversees the Company's financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements reporting process, including the system of internal controls. The Audit Committee is directly responsible for the appointment and oversight of the work of Goldstein, Golub and Kessler, LLP ("Goldstein"), the Company's independent auditors, for the purpose of preparing or issuing an audit report. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the annual report with management, including a discussion of the quality, not just the acceptability, of the Company's accounting principles, the reasonableness of significant judgments, and the clarity of disclosure financial statements.

         The Audit Committee reviewed with Goldstein, who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with Committee under accounting principles generally accepted in the United States. The Audit Committee reviewed a report by Goldstein describing (i) its internal quality control procedures, (ii) any material issues raised by the most recent internal quality control review, or peer review, of Goldstein, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years respecting one or more independent audits carried out by Goldstein, and any steps taken to deal with such issues, and (iii) all relationships between Goldstein and the Company.

         The Audit Committee reviewed any problems or difficulties they may have encountered and any management letter provided by Goldstein and the Company's response to that letter, such review including (i) any difficulties encountered in the course of the audit work, including any restriction of activities or access to required information and (ii) any changes required in the planned scope of the audit. The Audit Committee has discussed with Goldstein all matters required to be discussed by Statement on Auditing Standards No 61 (Communications with Audit Committees). Goldstein reported to the Audit
Committee:

               o    all critical accounting policies and practices to be used;

               o all alternative treatments within accounting principles generally accepted in the United States for policies and practices related to material items that were discussed with management, including an analysis of significant financial reporting issues and judgments made in connection with the preparation of the financial statements;

               o other material written communications between Goldstein and management.

         Goldstein has provided to the Audit Committee the written disclosure required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committee) and the Committee has discussed with Goldstein its independence. The Committee also concluded that Goldstein's provision of nonaudit services, as described in the next section, to the Company is compatible with Goldstein's independence.

         The Audit Committee discussed with Goldstein the overall scope and plans for their audit. The Audit Committee met with Goldstein, with and without management present, to discuss the results of their audit, the evaluation of our internal control, and the overall quality of the Company's financial reporting.

         In reliance on the reviews and discussion referred to above, the Audit Committee recommended to the Board (and the Board approved) that the financial statements be included in the Annual Report on Form 10-K for the year ended February 28, 2007, and Amendment No. 1 to it, for filing with the Securities and Exchange Commission.

                                                   Respectfully submitted,

                                                   AUDIT COMMITTEE

                                                   Bernard J. Firestone
                                                   Jonathan J. Halpert
                                                   Martin Schiller

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Company's Compensation and Stock Option Committee (the "Compensation Committee") is composed of Bernard J. Firestone and Jonathan J. Halpert.

         No member of the Compensation Committee of the Board of Directors of the Company was, during the fiscal year ended February 28, 2007, an officer or employee of the Company or any of its subsidiaries, or was formerly an officer of the Company or any of its subsidiaries, or participated in any transactions during the last fiscal year requiring disclosure by the Company pursuant to the federal proxy rules. During the fiscal year ended February 28, 2007, no executive officer of the Company served as (i) a member of the compensation committee (or other board committee performing equivalent functions) of another entity, one of whose executive officers served on the Compensation Committee of the Company, (ii) a director of another entity, one of whose executive officers served on the Compensation Committee of the Company, or (iii) a member of the compensation committee (or other board committee performing equivalent functions) of another entity, one of whose executive officers served as a director of the Company.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who own beneficially more than ten percent of the Class A or Class B Common Stock to file with the Securities and Exchange Commission initial reports of beneficial ownership and reports of changes in beneficial ownership of the Common Stock. Officers, directors and persons owning more than 10 percent of the Class A Common Stock or Class B Common Stock are required to furnish the Company with copies of all such reports. To the Company's knowledge, based on a review of copies of such reports furnished to the Company and, if applicable, written representations from its officers and directors that no other reports were required, during the fiscal year ended February 28, 2007, all Section 16(a) filing requirements applicable to its executive officers, directors and persons owning beneficially more than 10 percent of the Common Stock were complied with on a timely basis.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

                          COMPENSATION COMMITTEE REPORT

         The Compensation and Stock Option Committee reviewed and discussed with management the Compensation Discussion and Analysis set forth below. Based on that review and discussion, the Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement, in the Annual Report on Form 10-K for the year ended February 28, 2007 and in Amendment No. 1 to that Report, filed by us with the Securities and Exchange Commission.

                                         COMPENSATION AND STOCK OPTION COMMITTEE

                                                            Bernard J. Firestone
                                                             Jonathan J. Halpert

                      COMPENSATION DISCUSSION AND ANALYSIS

Introduction

         The Compensation and Stock Option Committee (the "Committee") administers our executive compensation program. The Committee is composed entirely of independent directors and is responsible for reviewing and determining executive officer compensation, for evaluating the chief executive officer, for overseeing the evaluation of all other officers and employees, for administering our incentive compensation programs, for approving and overseeing the administration of our employee benefits programs, for providing insight and guidance to management with respect to employee compensation generally, and for reviewing and making recommendations to the Board of Directors with respect to director compensation. The Committee annually evaluates the performance of, considers compensation adjustments to, and makes a recommendation to the full Board regarding the level of compensation for our chief executive officer. The Committee determines the level of compensation for all other executive officers within the constraints of the amounts approved by the Board. In this regard, the Committee conducts reviews, assembles compensation survey data, and makes any necessary recommendations to the full Board regarding compensation matters. The chief executive officer participates with respect to the Committee's decisions concerning other executive officers of the Company.

         The Compensation Committee operates under a charter adopted by the Board of Directors. The Committee annually reviews the adequacy of its charter and recommends changes to the Board for approval. The charter grants the Committee the authority to retain and terminate advisors, including compensation consultants, accountants, and legal counsel, to assist in discharging its duties. The Committee meets at scheduled times during the year and also acts upon occasion by written consent. The chair of the Committee reports on committee activities and makes committee recommendations at meetings of the Board.

Compensation Philosophy

         Our executive compensation program seeks to achieve and maintain equity with respect to balancing the interests of shareholders and executive officers, while supporting our need to attract and retain competent executive management. Toward this end, the Committee has developed executive compensation policies, plans, and programs which are intended to attain the following objectives:

               o Support for a pay-for-performance policy that rewards executive officers for corporate performance.

               o Motivate executive officers to achieve strategic business goals.

               o Provide competitive compensation opportunities critical to the Company's long-term success.

         The Committee collects and analyzes comparative executive compensation information from relevant peer groups and approves executive salary adjustments. Additionally, from time to time, the Committee reviews other human resource issues, including qualified and nonqualified benefits, management performance appraisals, and succession planning.

         The Committee evaluates the Company's performance by reviewing period - to - period changes in such quantitative measures of performance as stock price, revenue, net income, and earnings per share. The Committee uses comparisons of competitive pay practices taken from industry compensation surveys and may use the services of independent executive compensation advisors. Peer groups and competitive compensation practices are determined using executive compensation packages at companies comparable to the Company. In making its decisions regarding annual salary adjustments, the Committee reviews quantitative and qualitative performance factors as part of an annual performance appraisal. Qualitative performance factors include the development of new business strategies and resources, improvements in customer satisfaction, and cost management.

         There are three principal components of the compensation program for all executive officers of the Company. Base salary, short-term incentive compensation in the form of cash bonuses, and long-term incentive compensation in the form of stock options. These components are intended to provide incentives to aid the Company in achieving both its short-term and long-term objectives. While salary and bonuses provide incentives to achieve short-term objectives, the Committee believes that the potential for equity ownership by management addresses the long-term objective of aligning management and stockholders' interest in the enhancement of stockholder value. The accounting and tax treatment of particular forms of compensation materially do not affect the committee's compensation decisions. However, the committee evaluates the effect of such accounting and tax treatment on an ongoing basis and will make appropriate modifications to its compensation policies where appropriate.

Components of Compensation

         The elements of total compensation paid by the Company to its senior officers, including the chief executive officer and the other executive officers identified in the Summary Compensation Table which appears following this Compensation Discussion and Analysis (the chief executive officer and the other executive officers identified in that Table are sometimes referred to collectively as the "named executive officers" or the "named executives"), include the following:

               o    Base salary.

               o Short-term incentive compensation in the form of cash bonuses.

               o Long-term incentive compensation in the form of stock options.

Base Salary

         It is the Committee's policy that a competitive base salary is essential in order to retain quality executive personnel. The base salaries of the named executive officers are reviewed by the Committee annually as well as at the time of any promotion or significant change in job responsibilities. The Committee reviews peer group data and compensation surveys sponsored by trade and consulting groups within the industry to establish a market-competitive executive base salary program. The Company uses no particular criteria in making salary determinations.

         Base salaries for the Company's executive officers and other key employees are determined initially by evaluating the responsibilities of the position held and the experience of the individual in light of the Committee's compensation philosophy discussed above. No specific formula is applied in setting an employee's base salary, either with respect to the total amount of such base salary or the relative value such base salary should bear to the employee's total compensation package. The Committee believes that the base salaries paid by the Company should be maintained at levels at least competitive with those offered by companies with which the Company competes for executive talent in order to attract and retain executive officers and other key employees of the caliber that the Company desires.

         The base salaries for the Company's current executive officers and other key employees are reflected in the employment agreements negotiated by the Company with each employee and are accordingly subject to formal review only at the time each such contract is entered into or renewed.

         Salary income for each named executive officer for fiscal year 2007 is reported in the "Salary" column of the Summary Compensation Table, which appears following this Compensation Discussion and Analysis.

Incentive Bonus Compensation

         It is the Committee's policy that a portion of executive officers' compensation should be payable annually in the form of a bonus based upon a subjective evaluation of the performance of the individual and the overall performance of the Company for the previous fiscal year. As in the case of salary determinations, the Committee uses no particular criteria in making performance-related determinations. Any bonus payments are shown in the "Bonus" column of the Summary Compensation Table.

Stock Option Plans

         To promote the long-term objectives of the Company and encourage growth in stockholder value, options have been and in the future may be granted by the Committee under the Company's 1993, 1994, or 2000 stock option plans to key executives who are in a position to make a substantial contribution to the long-term success of the Company. The Committee believes that the executive officers should benefit together with stockholders as the Company's stock increases in value. Stock options focus the executives' efforts on managing the Company from the perspective of an owner with an equity stake in the business. Because the Company views stock option grants as a part of the executive officer's total annual compensation package, the amount of stock options outstanding at the time of a new grant or granted in prior years does not serve to increase or decrease the size of the new grant.

         It is the philosophy of the Committee that stock options are awarded to executive officers of the Company to promote alignment of long-term interests of such individuals and the Company's stockholders and to assist in the retention of such individuals. As with the other components of executive compensation, the Committee does not apply any fixed formula to determine the appropriate number of options to grant to an executive, but rather relies on its subjective judgment in applying the compensation philosophy described above. Historically, the Committee has favored the granting of stock options over cash bonuses as a means of rewarding the Company's executive officers and other key employees. The Company does not backdate or reprice stock options. Stock Option information is set forth in the Grants of Plan-Based Awards and Outstanding Equity Awards at February 28, 2007 tables below.

Other Benefits

         The Company provides its named executives with various health, welfare, retirement, and employee benefit programs and plans generally available to all its employees. The Committee is responsible for overseeing the administration of these programs and believes that its employee benefits programs should be comparable to those maintained by its competitors so as to assure that the Company is able to maintain a competitive position in terms of attracting and retaining officers and other employees. Our employee benefits programs are provided on a nondiscriminatory basis to all employees.

2007 Executive Officer Compensation

         For fiscal year 2007, the executive officers named in the Summary Compensation Table received salaries under the terms of their employment agreements. We have provided information about the employment agreements of our named executives under the heading "Employment Agreements and Changes Upon Termination or `Change of Control'" below. Andrew Reiben was employed with the Company until July 15, 2007, when he voluntarily resigned. Daniel M. Pess began employment with the Company on August 9, 2006 and voluntarily resigned on June 1, 2007.

         The Company provides a reasonable level of personal benefits and perquisites to the named executive officers to support its business interests, provide competitive compensation, and recognize the substantial commitment both professionally and personally expected from executive officers. The aggregate value of perquisites and personal benefits provided to each named executive officer is less than $10,000.

         As part of their employment agreements, the named executives are entitled to receive severance benefits upon the occurrence of certain events, including following a change of control of the Company. See Employment Contracts and Payment's Upon Termination or "Change of Control" below for a more detailed description of these events. The Company believes that this structure will help:
(i) assure the executives' full attention and dedication to the Company, free from distractions caused by personal uncertainties and risks related to a pending or threatened change in control, (ii) assure the executives' objectivity for shareholders' interests, (iii) assure the executive of fair treatment in case of involuntary termination following a change in control, and (iv) attract and retain key talent during uncertain times.

                           SUMMARY COMPENSATION TABLE

         The following table sets forth information about the compensation of the Company's named executive officers for fiscal year 2007.

                                                                             Change in
                                                                           Pension Value
                                                                               and
                                                              Non-Equity    Nonqualified
                                                               Incentive     Deferred
Name and                                   Stock    Option       Plan       Compensation  All Other
Principal                Salary   Bonus    Awards   Awards   Compensation    Earnings    Compensation    Total
Position          Year    ($)      ($)      ($)    ($)(1)(2)      ($)           ($)          ($)          ($)
---------------- ------ -------- -------- -------- --------- ------------- ------------- ------------ -----------
David Savitsky
 Chief Executive
 Officer          2007  363,000      -0-    - 0 -   183,071       - 0 -         - 0 -        - 0 -       546,071

Stephen Savitsky
 President and
 Chairman of the
 Board            2007  272,244      -0-    - 0 -   183,071       - 0 -         - 0 -        - 0 -       455,315

Andrew Reiben
 Senior Vice
 President,
 Finance, and
 Chief Financial
 Officer
 (03/01/06 to
 (07/15/2006)     2007   92,217      -0-    - 0 -    11,330       - 0 -         - 0 -        - 0 -       103,547

Daniel M. Pess
 Senior Vice
 President,
 Finance, and
 Chief Financial
 Officer
 (08/09/06 to
 02/28/07)        2007  120,683      -0-    - 0 -    23,543       - 0 -         - 0 -        - 0 -       144,226


  -----------------------

(1) The dollar value of stock options set forth in this column is equal to the compensation cost recognized during fiscal year 2007 for financial statement purposes in accordance with SFAS 123R. A discussion of the compensation cost is set forth in Note 12 of the Notes to Consolidated Financial Statements of our 2007 Annual Report to Shareholders, as amended.

(2) Information regarding stock options granted to our named executives during fiscal year 2007 is set forth in the Grants of Plan-Based Awards Table. The Grants of Plan-Based Awards Table also sets forth the aggregate grant date fair value of stock options granted during 2007 computed in accordance with SFAS 123R.

                     EMPLOYMENT AGREEMENTS AND CHANGES UPON
                       TERMINATION OR "CHANGE OF CONTROL"


         David Savitsky, who serves as Chief Executive Officer and a Director of the Company, has an employment agreement with the Company, amended in 2002, under which he received an initial base salary of $403,000. Mr. Savitsky's employment agreement is automatically extended at the end of each year for an additional year and is terminable by the Company upon five years' notice. Mr. Savitsky's agreement provides that, upon a "change of control" of the Company and his termination of employment, he will be entitled to receive a severance payment equal to 2.99 times his average annual compensation for the five calendar years prior to termination.

         Stephen Savitsky, who serves as Chairman of the Board of Directors and President of the Company, has an employment agreement with the Company, amended in 2002, under which he received an initial base salary of $302,244. Mr. Savitsky's agreement is automatically renewed at the end of each year for an additional year and is terminable by the Company upon five years' notice. Mr. Savitsky's agreement provides that, upon a "change of control" of the Company and his termination of employment, he will be entitled to receive a severance payment equal to 2.99 times his average annual compensation for the five calendar years prior to termination.

         Daniel M. Pess, who served as the Senior Vice President, Finance, Chief Financial Officer, and Treasurer of the Company from August 9, 2006 through June 1, 2007, had an employment agreement with the Company, entered into in July 2006, under which he received an initial base salary of $227,200 during the first year. Mr. Pess' employment agreement provided that, upon a "change of control" of the Company and his termination of employment, he would be entitled to receive a severance payment equal to one year of his base salary. In addition, the agreement provided that, if Mr. Pess were involuntarily terminated by us other than for cause or as a result of his disability or death, he would be entitled to receive an amount equal to one year of his base salary.

         If a change of control had occurred as of February 28, 2007, and the employment relationships with the company of David Savitsky, Stephen Savitsky, and Daniel R. Pess had terminated for reasons triggering the severance payments described above, then the Company would have been obligated to make the payments to the executives as shown in the table below. In addition, if Mr. Pess had been involuntarily terminated by us other than for cause or as a result of his disability or death, he would have been entitled to receive the payment shown in the table below. The term "change of control" as used in the employment agreements with the Company's executive officers refers to an event in which a person, corporation, partnership, association, or entity (i) acquires a majority of the Company's outstanding voting securities, (ii) acquires securities of the Company bearing a majority of voting power with respect to the election of directors of the Company, or (iii) acquires all or substantial all of the Company's assets.


             ESTIMATED PAYMENTS ON TERMINATION OR CHANGE OF CONTROL

                                                                  Payable on Termination in connection
                                                                                 with
       Name            Payable on Termination Without Cause ($)           Change of Control ($)
       -----           ----------------------------------------   ------------------------------------
   David Savitsky                       -0-                                    1,228,668

  Stephen Savitsky                      -0-                                      845,238

   Daniel M. Pess                     227,200                                    227,200


                          GRANTS OF PLAN-BASED AWARDS

         The following table sets forth information about the grants of stock options during fiscal year 2007 to our executive officers named in the Summary Compensation Table.


    Estimated Future Payouts Under       Estimated Future Payouts Under
    Non-Equity Incentive Plan Awards     Equity Incentive Plan Awards
    -----------------------------------------------------------------------

                                                                                           All Other
                                                                                             Option   Exercise
                                                                                            Awards;       or
                                                                                           Number of    Base    Grant Date
                                                                                           Securities   Price   Fair Value
                                                                                           Underlying of Option  of Stock
                                Threshold   Target   Maximum  Threshold  Target   Maximum   Options     Award   and Option
      Name         Grant Date      ($)        ($)      ($)       (#)      (#)       (#)      (#)(1)   ($/Sh)(2) Awards($)(3
----------------- ------------ ------------ ------- --------- --------- -------- --------- ---------- --------- -----------
   D. Savitsky    08/21/2006       -0-       -0-      -0-       -0-       -0-      -0-      400,000     0.36     167,435

   S. Savitsky    08/21/2006       -0-       -0-      -0-       -0-       -0-      -0-      400,000     0.36     167,435

    A. Reiben         ---          -0-       -0-      -0-       -0-       -0-      -0-        -0-       -0-        -0-

     D. Pess      08/09/2006       -0-       -0-      -0-       -0-       -0-      -0-      400,000     0.35      23,543



          ----------------------------------

          (1) The amounts set forth in this column reflect the number of stock options granted under our 2000 Stock Option Plan to David Savitsky and Stephen Savitsky on August 21, 2006 and to Daniel M. Pess on August 9, 2006. The Stock Options of David Savitsky and Stephen Savitsky vest at the following rate over the 30 months after grant and expire on August 21, 2016: 80,000 on February 21, 2007; 13,334 per month on the 21st day of each of the next 23 months; and 13,318 on the 21st day of the thirtieth month. Mr. Pess resigned from his positions with us on June 1, 2007, at which time he forfeited his options without having exercised them. Had he remained in our employ, his options would have vested at the rate of one-third per year and would have expired on August 9, 2016.

          (2) The exercise price equals the closing price of our Class A Common Stock on the American Stock Exchange on the date of grant.

          (3) The dollar value of stock options disclosed in this column is equal to the compensation cost recognized during fiscal year 2007 for financial statement purposes in accordance with SFAS 123R. A discussion of the compensation cost is set forth in Note 12 of the Notes to Consolidated Financial Statements of our 2007 Annual Report to Shareholders, as amended.

         Stock Options. We currently grant stock options under our 2000 Stock Option Plan. In accordance with the terms of the Plan, the option exercise price is equal to the market value of our Class A Common Stock on the date options are granted. To implement the terms of the Plan, we use as the market value of our Common Stock, the closing price on the American Stock Exchange. Stock options vest at the rate of one-third per year and have a term of ten years. Stock options are not transferable other than by will or the laws of descent and distribution. We do not backdate or reprice options. No stock options were exercised in fiscal year 2007.

         Employment Agreements. We have provided information about the employment agreements of our named executives under the heading "Employment Agreements and Changes upon Termination or `Change of Control'" above.

         Additional Information. We have provided additional information about the compensation we pay to our named executives under the heading "Compensation Discussion and Analysis" above.

                 OUTSTANDING EQUITY AWARDS AT FEBRUARY 28, 2007

         The following table sets forth information about the number of shares of unexercised stock options outstanding on February 28, 2007 for our executive officers named in the Summary Compensation Table.

                            Option Awards                                    Stock Awards
            -------------------------------------------------------- ------------------------------

                                                                                        Equity
                                                                         Equity        Incentive
                                                                        Incentive    Plan Awards:
                                                                      Plan Awards:    Market or
                                                                        Number of        Payout
                 Number                                                 Unearned       Value of
                   of         Number of                                  Shares,        Unearned
               Securities    Securities                                 Units or    Shares, Units
               Underlying    Underlying                                   Other            or
               Unexercised   Unexercised     Option                   Rights That    Other Rights
                 Options       Options      Exercise       Option          Have           That
                   (#)           (#)          Price      Expiration    Not Vested   Have Not Vested
    Name       Exercisable  Unexercisable      ($)          Date           (#)            ($)
------------- ------------- ------------- ------------- ------------- ------------- ---------------
D. Savitsky      [____]      [_____] (1)     [_____]       [_____]        -0-            -0-

S Savitsky       [____]      [_____](2)       [___]         [___]         -0-            -0-

A. Reiben(3)      -0-           -0-           -0-          ------         -0-            -0-

D. Pess           -0-        400,000(3)       -0-        08/09/2006       -0-            -0-


------------------------------------

(1) [____] options vest as follows: [_____].

(2) [____] options vest as follows: [_____].

(3) Mr. Pess resigned from his positions with us on June 1, 2007, at which time he forfeited his stock options without having exercised them. Had he remained in our employ, 133,333, 133,333, and 133,334 of his options would have vested on August 9, 2007, 2008, and 2009, respectively.

(4) Mr. Reiben resigned from his positions with us on July 15, 2006, at which time he forfeited his stock options without having exercised them.

                              CERTAIN TRANSACTIONS

         In January, 2002, the Company purchased substantially all of the assets and business (the "Business" or "AllCare") of Direct Staffing, Inc. ("DSI"), a licensee of the Company serving Westchester County, New York and Northern New Jersey, and DSS Staffing Corp. ("DSS"), a licensee of the Company serving New York City and Long Island, New York, for an aggregate purchase price of $30,195,000. Those licenses were owned by an unrelated third party and by Stuart Savitsky, son of Stephen Savitsky, Chairman of the Company, and Shabsi Schreier and Steven Weiner, two sons-in-law of Stephen Savitsky, who were to receive in the aggregate the proceeds of the sale.

         The purchase price was evidenced by promissory notes issued to each of the four owners of DSS and DSI. Those notes were later amended, collateralized, and subordinated to the Company's senior lender.

         On April 22, 2005, the Company sold the Business to an unrelated third party, Onward Healthcare, Inc., of Norwalk, Connecticut, for approximately $20.0 million in cash, of which $1.2 million was placed in escrow pending the collection of the accounts receivable of the Business. The Company used the funds which it received to retire approximately $13.0 million in senior lender debt and to repay and restructure the $28.1 million still outstanding under the promissory notes to the seller's of DSS and DSI. As a result of the repayment and restructuring of the notes, those obligations were reduced from $28.1 million to $8.1 million and the promissory note of the unrelated seller was paid off entirely.

         On August 31, 2005, the Company entered into separate agreements with Stuart Savitsky, Shabsi Schreier, and Steven Weiner under which on that date the promissory note of each of them in the principal amount of $2,700,000 was converted into 1,350 shares of the Company's Series B Preferred Stock on the basis of $2,000 per share. The Series B Preferred Stock is held in a rabbi trust established by the Company for the benefit of the individual.

         Under the terms of each trust, 664 shares will be released to the individual in installments on the third through the seventh anniversaries of August 31, 2005. The 686 shares remaining in each trust will be released to the individual on the earlier of the time immediately prior to the occurrence of a change in control of the Company, as the defined in the trust agreement, or September 31, 2015. The Company is obligated to register the shares as they are released to each individual.

         In February 2006, ATC Healthcare Services, Inc., a wholly-owned subsidiary of the Company, entered into a Management Agreement (the "Travel Management Agreement") with Travel Healthcare Solutions, LLC, a New York limited liability company ("Travel Healthcare"), 33.33% of which is owned by Stephen Savitsky, Chairman of the Board of the Company, and 16.67% of which is owned by David Savitsky, Chief Executive Officer of the Company. Under the Travel Management Agreement, Travel Healthcare is responsible for managing and overseeing the Company's Travel Nurse Division (the "Travel Division"). The Travel Division places healthcare professionals with clients nationwide for long-term assignments. Under the Travel Management Agreement, Travel Healthcare paid the Company a fee of $240,000 for the Company's proprietary system of operating the Travel Division. Travel Healthcare receives management fees under the Agreement equal to 50% of the gross margin realized on the Travel Division's revenues to the extent they exceed a baseline amount which is greater than the Travel Division's revenues in fiscal year 2006. The Company was not required to make any payments to Travel Healthcare for fiscal year 2007.

         The Travel Management Agreement has an initial term of 10 years and automatically renews for subsequent five-year renewal terms unless the Company exercises its right to purchase Travel Healthcare's assets and rights under the Travel Management Agreement for a purchase price equal to 50% of the amount by which net sales of the Travel Division for the trailing 12 month period exceed the baseline revenue amount or, if the Company elects not to exercise the right, Travel Healthcare elects to purchase the Division for an amount equal to the baseline revenue amount plus 50% of the amount by which Net Sales of the Division for the trailing 12 month period exceed the baseline revenue amount. The Company also has early termination rights if certain sales thresholds are not achieved. Under the Agreement, the Company is responsible to paying general and administrative costs of the Division in an amount substantially equivalent to the amount expended by the Company to operate the Travel Division with revenue below the baseline amount. In connection with the sale by the Company of its AllCare Nursing business in April 2005, the Company agreed not to conduct a per diem medical staffing business in the New York City area until 2008. Under the Travel Management Agreement, the Company, subject to certain conditions, granted Travel Healthcare an option to conduct a per diem medical staffing business under the Company's then standard license agreement in the New York City area when the AllCare noncompetition agreement expires during fiscal year 2008.

         During fiscal years 2007 and 2006, the Company entered into license agreements with eight limited liability companies ("Investment Companies"). Stephen Savitsky, our Chairman of the Board, owns 17%, and David Savitsky, our Chief Executive Officer, owns 8%, of such Investment Companies. In each case, the Investment Company hired a manager with experience in medical staffing and has provided equity and other incentives to the manager. During fiscal year 2007, a total of four Investment Companies were closed because they did not meet performance expectations. Stephen Savitsky and David Savitsky have discontinued the formation of Investment Companies, focusing instead on making the remaining Investment Companies profitable. The Company received license fees of $89,000 and $88,000 respectively, for the fiscal years ended in 2007 and 2006 from the Investment Companies. In the first quarter of fiscal year 2008, the Company acquired two of the remaining Investment Companies' territories and immediately resold them to an existing licensee. No gain or loss will be recorded on the sales.


                              STOCKHOLDER PROPOSALS

     Stockholders of the Company wishing to include proposals in the proxy material in relation to the Annual Meeting of the Company to be held in 2008 must submit the same in writing so as to be received at the executive offices of the Company on or before February 28, 2008. Such proposals must also meet the other requirements of the rules of the Securities and Exchange Commission relating to stockholder proposals.

     For any proposal that is not submitted for inclusion in next year's proxy statement, but is instead sought to be presented directly at the Annual Meeting, the Securities and Exchange Commission rules permit management to vote shares in its discretion if we: (1) receive notice of the proposal before the close of business on May 1, 2008, and advise shareholders in the 2008 proxy statement about the nature of the matter and how management intends to vote; or (2) do not receive notice of the proposal prior to the close of business on May 1, 2008. Notice of intentions to present proposals at the Annual Meeting should be sent to the executive offices of the Company.

                      SELECTION OF INDEPENDENT ACCOUNTANTS

         Pursuant to the authority granted to the Audit Committee by its Charter, the Audit Committee has appointed Goldstein, Golub and Kessler, LLP, ("Goldstein") as the independent certified public accountants to audit the accounts of the Company for fiscal year ending February 28, 2008. Goldstein was previously appointed as the independent certified public accountants to audit the accounts of the company for the fiscal year ending February 28, 2007. Representatives of Goldstein are expected to be present at the Annual Meeting and will have an opportunity to make a statement, if they wish, and to respond to questions.

         Audit fees -- Goldstein billed an aggregate of $ 115,000 in fees for services rendered for the annual audit of the Company's consolidated financial statements for the fiscal year ended February 28, 2007 and $82,995 for audit related fees consisting of quarterly reviews and professional services related to an amendment to an S-1 and to two S-3 Registration Statements.

         Financial Information System Design and Implementation fees -- None.

         All other fees -- None.

         The Audit Committee has reviewed the amount of fees paid to Goldstein for audit and non-audit services, and concluded that since no non-audit services were provided and no fees paid therefore, the independence of Goldstein had not been impaired.

                             SOLICITATION STATEMENT

         The cost of this solicitation of proxies will be borne by the Company. Solicitation will be made primarily by mail, but the Company's regular employees may solicit proxies personally or by telephone, electronic transmission, facsimile transmission or telegram. Brokers, nominees, custodians and fiduciaries are requested to forward solicitation materials to obtain voting instructions from beneficial owners of shares registered in their names and the Company will reimburse such parties for their reasonable charges and expenses.

                                     GENERAL

         The management of the Company does not know of any matters other than those stated in this Proxy Statement, which are to be presented for action at the meeting. If any other matters should properly come before this meeting, it is intended that proxies in the accompanying form will be voted on any such matters in accordance with the judgment of the persons voting such proxies. Discretionary authority to vote on such matters is conferred by such proxies by the persons voting them.

Communications to the Board

         All communications to the Board of Directors must be in writing and should be addressed to Mr. David Savitsky, Secretary, ATC Healthcare, Inc., 1983 Marcus Avenue, Lake Success, New York 11042. The independent directors have approved a process whereby communications to the Board will be screened to ensure that only communications relating to the business of the Board are received by it.

THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH PERSON BEING SOLICITED BY THIS PROXY STATEMENT, UPON WRITTEN REQUEST, ADDITIONAL COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED FEBRUARY 28, 2006 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. ALL SUCH REQUESTS SHOULD BE DIRECTED TO MR. DAVID SAVITSKY, ATC HEALTHCARE, INC., 1983 MARCUS AVENUE, LAKE SUCCESS, NEW YORK 11042.

         Insofar as any of the information in this Proxy Statement may rest peculiarly within the knowledge of persons other than the Company, the Company has relied upon information furnished by them.

Dated: June 28, 2007                                 By Order of the Board of
                                                     Directors

                                                     /s/ David Savitsky
                                                     -----------------------
                                                     David Savitsky
                                                     Secretary

                                 (FORM OF PROXY)

                              ATC HEALTHCARE, INC.
                                      PROXY
                         ANNUAL MEETING OF STOCKHOLDERS
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


         The undersigned hereby appoints Stephen Savitsky and David Savitsky, and each of them (with power of substitution), proxies of the undersigned to represent and vote, as designated below, all shares of Class A Common Stock, $0.01 par value per share (the "Class A Common Stock"), Class B Common Stock, $.01 par value per share (the "Class B Common Stock"), 7% Convertible Series A Preferred Stock, $1.00 par value per share ("Series A Preferred Stock") and 6% Convertible Series C Preferred Stock, $1.00 par value per share (the "Series C Preferred Stock"), of ATC Healthcare, Inc. (the "Company"), which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held on August 24, 2007 and at any adjournment thereof. Each holder of shares of Class A Common Stock is entitled to cast one vote for each share held by such holder. Each holder of shares of Class B Common Stock is entitled to cast ten votes for each share by such holder.

           THE BOARD OF DIRECTORS RECOMMENDS VOTES FOR ITEMS 1 AND 2.

         In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the annual meeting.

         This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this proxy shall be voted "FOR" the nominees in Item 1 and "FOR" the proposal in Item 2.


                                                                SEE REVERSE SIDE

[X] Please mark your votes as in this example.

1. Election of Class B Directors:

----------------------- --------------------------- ---------------------------
     FOR NOMINEE            WITHHOLD AUTHORITY           NOMINEE FOR CLASS
                                FOR NOMINEE                  B DIRECTOR
----------------------- --------------------------- ---------------------------
         [ ]                        [ ]                 Bernard J. Firestone
----------------------- --------------------------- ---------------------------
         [ ]                        [ ]                   Martin Schiller
----------------------- --------------------------- ---------------------------


2. Approval of two private sales of shares of the Company's Class A Common Stock and Series C Preferred Stock.

----------------------- --------------------------- ---------------------------
       For [__]                 Against [__]               Abstain [__]

----------------------- --------------------------- ---------------------------


IMPORTANT: Please date and sign as your name appears above and return in the enclosed envelope. When signing as executor, administrator, trustee, etc., please give full title as such. If the stockholder is a corporation, the proxy should be signed in the full corporation name by a duly authorized officer whose title is stated.